Exhibit 99.1

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[LOGO]

Cellular Information for Better Healthcare

Management Presentation

Forward Looking Statements

This presentation may contain forward-looking statements that reflect management’s current views and opinions as to the status of the Company’s products, clinical trials, regulatory approval process, product development, research programs and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated.  Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company’s filings with the SEC.

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SECTION 1

Company Overview

Immunicon develops and is commercializing products for rare cell analysis with an initial focus in cancer:

•                  All FDA clearances for initial products received

•                  IVD commercialization in progress

•                  Strategic alliance with Johnson & Johnson in cancer

•                  High impact clinical diagnostic products

•                  Large initial market opportunity

•                  Continuing value-drivers and catalysts

Circulating Tumor Cells (CTCs) in Cancer Diagnostics

ABC World News Tonight 8/18/04

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The Problem

Select and Monitor Therapy in Metastatic Disease

Risk Assessment and Early Detection	Revolutionary Cancer Diagnostics	Diagnosis, Staging and Selection of Primary Therapy

Monitor Effectiveness of Post-Surgical Therapy and Recurrence

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Technology and Products

“Real-Time Biopsy” Using a Blood Sample

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Circulating Tumor Cells (CTCs) and Associated Markers:

Count	Assess Prognosis Direct Therapy Monitor Disease

Phenotype & Genotype	Diagnose Specify Therapy

Determine Presence	Risk Assessment for Cancer

Most tumors are of epithelial cell origin:

Isolation of epithelial cells = pan-carcinoma capability

CellTracks® Technology

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A New Paradigm for Cancer Disease Management

Current standard:	Potential future standard:
Radiologist measures changes in lesions on a CT scan to assess tumor burden increase/decrease	Number and/or makeup of CTCs better reflects efficacy of treatment

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Subjective and semi-quantitative	Objective and quantitative

NEJM 8/19/04:	CTCs Predict Survival

Before initiation of therapy

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NEJM 8/19/04:	CTCs Predict Response to Therapy

~4 weeks after initiation of therapy

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NEJM 8/19/04:	Proven Clinical Utility

•     Current measures to determine if therapy is effective are inadequate, especially early on in the treatment regimen

•     Circulating tumor cells (CTCs) may provide early evidence of therapeutic futility

•     CTCs are an independent prognostic indicators of favorable & unfavorable outcomes (PFS and OS)

•     When elevated, CTCs predict short PFS and OS and may indicate patient is on a futile therapy

New FDA Classification

Classification under “de novo” process:

•                  Simplifies and shortens regulatory timelines

•                  510(k) versus PMA process

•                  Creates a significant barrier to entry

FDA cleared labeling:

•                  The presence of CTC[s] in the peripheral blood, as detected by the CellSearch™ Circulating Tumor Cell Kit, is associated with decreased progression free survival and decreased overall survival in patients treated for metastatic breast cancer.

“Real-Time Biopsy” from a Blood Sample

Enables selection of targeted therapies

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IntJOncol 21: 1111-1118, 2002

Summary of additional key clinical/scientific findings

•                  Breast Cancer

•                  “Bone only” disease data encouraging

•                  CTCs predict outcome during the course of therapy

•                  CTCs a stronger predictor of outcome versus imaging

•                  Colorectal Cancer

•                  Planned interim analysis encouraging

•                  ~400 patient labeling study in progress

•                  Prostate Cancer

•                  Research showed correlation between CTCs and outcome

•                  ~200 patient labeling study in progress

•                  Other

•                  CTCs present in many carcinomas, not in healthy subjects

•                  CECs are elevated in cancer patients

•                  Demonstrated gene expression profiling on CTCs

Completed Modular System

Low incremental cost to add new applications

Reagent Kits

Sample Collection and Preservation	Sample Preparation	Sample Presentation	Sample Analysis	Reports

Processed Samples for Off-Line Analyses

Many Product Opportunities

•                  Potential follow-on CTC applications

•                  Other carcinomas – colorectal, prostate, other carcinomas…

•                  Other settings – diagnosis, recurrence, risk assessment,…

•                  Nucleic acid and protein markers

•                  Endothelial cells

•                  Cancer – angiogenesis

•                  Cardiovascular, autoimmune,…

•                  Infectious diseases

•                  Simple cell counting technology – EasyCount System

Circulating Endothelial Cells (CECs)

CECs are implicated in cancer, cardiovascular disease, and many other diseases and conditions

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CECs detected by Immunicon system

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SECTION 3

Commercialization

Significant Market Opportunity

Overall U.S. Market

•                  Cancer is the second leading killer

•                  Prevalence: 8.9 million survivors

•                  Incidence: 1.3 million new diagnoses p.a.

•                  Mortality: 500,000 deaths p.a.

•                  ~86% of all cancers are carcinomas (solid tumors)

•                  CellSearch™ System is “pan-carcinoma”

Cancer Facts and Figures 2003, American Cancer Society

Cancer	Metastatic Pool
Breast	78,809
Colorectal	71,136
Prostate	60,449
Lung & bronchus	147,693
Urinary System	29,226
Corpus uteri	8,720
Other Carcinoma	105,525
Sub-total	501,558

Melanoma	13,298
TOTAL	514,855

Cancer Facts and Figures 2003, American Cancer Society

Strategic Alliance in Cancer with Johnson & Johnson

Key elements:

•                  Immunicon develops and manufactures

•                  J&J finishes, sells and services

•                  Revenue shared (~30% to IMMC on reagents)

•                  Access to J&J technology, expertise and distribution

•                  Large equity investment by J&J Development Corp.

Selling the Benefits – Product Positioning

Blood test

•                  Predictive = real impact in oncology

•                  “Real-time biopsy” = real-time medicine

•                  Minimally invasive

•                  Convenient and cost-effective

Fully integrated system

Automation and standardization

Sales and Marketing Strategy

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a johnson & johnson company
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Pathologists

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Surgeons		Oncologists

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SECTION 4

Financial Overview and Milestones

Attractive Business Model

Everybody wins

•                  List price for instrument system = $120,000

•                  List price to lab for CTC test = $175.00

•                  Fast payback for the hospital/reference lab

•                  High revenue/margins for J&J and Immunicon

•                  Cost effective for the patient/healthcare system

Key Drivers for Reimbursement

•                  Clinical data to support improved patient outcomes

•                  Johnson & Johnson responsibility

•                  De novo classification from FDA

•                  CPT codes available for reimbursement now

Financial Summary (2004)

•                  Product sales of $1.1 million (mostly Q4)

•                  18 systems shipped

•                  10 to customers

•                  8 to affiliates of J&J

•                  Reference labs, hospitals and a pharma company

•                  USA, Europe and Japan

•                  Total sales of $1.6 million (including milestones)

•                  $53.6 million cash/equivalents (12/31/04)

•                  $17 million in new credit lines

Milestones Achieved

•	Initial Public Offering	Q2/04
•	Publication in New England Journal of Medicine	Q3/04
•	U.S. in vitro diagnostic (IVD) launch	Q3/04
•	Announced deal with Quest Diagnostics	Q3/04
•	Shipped units to Europe and Japan (RUO)	Q2&Q3/04
•	Positive data in “bone only” breast cancer	Q4/04
•	Positive interim data in colorectal cancer	Q4/04
•	Commenced clinical trial in prostate cancer	Q4/04
•	Submitted 510(k) for CellTracks Analyzer II	Q1/05

Near-term Milestones

•	510(k) clearance for CellTracks Analyzer II	Q1/05
•	Launch CellTracks Analyzer II	Q2/05
•	Publication in JCO on CTCs in 1st line Rx	March 05
•	Abstract presentations at AACR	April 05
•	Oral/poster presentations at ASCO	May 05
•	Circulating Endothelial Cells (CECs)
	• Clinical research studies	In progress
	• RUO commercialization	In progress

Investment Highlights

•                  Address unmet medical needs in large markets, starting with cancer

•                  Strategic partnership in cancer with Johnson & Johnson

•                  2004 revenue ~$1.1 million

•                  Commercialization process well underway

•                  Compelling clinical data

•                  FDA clearances received/passed inspection

•                  ISO 13485:2003 certification received

•                  J&J executing sales plan

•                  Multiple applications for current products and technologies

•                  Unique, high value-added commercial platforms

•                  Low incremental investment to develop future products

•                  Extensive intellectual property position

•                  Near-term value-drivers and catalysts

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Contact Information

[LOGO]	3401 Masons Mill Road, Suite 100
	Huntingdon Valley, Pennsylvania 19006
	phone	215.830.0777
	fax	215.830.0751
	www.immunicon.com